EXHIBIT 32.1

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of e.Digital Corporation (the "Company"), that, to his or her knowledge, the Annual Report of the Company on Form 10-K for the fiscal ended March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.


 Dated: June 25, 2004

/s/ ALFRED H. FALK
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Alfred H. Falk
Chief Executive Officer
(Principal Executive Officer)

Dated: June 25, 2004

/s/ RENEE WARDEN
-------------------------------------
Renee Warden
Chief Accounting Officer
(Principal Financial Officer)